UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A2


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 October 5, 2003
                                 ---------------
                Date of Report (Date of earliest event reported)


                                    000-49656
                                    ---------
                             Commission File Number


                       -----------------------------------


                           WITNET INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Nevada, U.S.A.                                           87-0772357
        --------------                                           ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

        5650 Yonge Street, Suite 1500, Toronto, Ontario, M2M 4G3, Canada
        ----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (416) 226-7268
                                 --------------
                (Issuer's telephone number, including area code)


        3200 Dufferin Street, Suite 404, Toronto, Ontario, Canada M6A 2T3
        -----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)




Item 1.  Changes in Control of Registrant
         --------------------------------

     (a) On September 5, 2003, the Registrant ("Witnet") and KSign Co. Ltd. ("Ksign"), a Korean corporation, executed a Share Exchange Agreement (the "Agreement") whereby the Registrant agreed to acquire all of the issued and outstanding capital interests and/or shareholdings of Ksign. The Agreement was effective from October 5, 2003 and the combination of these entities will be treated as a purchase for accounting purposes, with Ksign becoming a wholly-owned subsidiary of the Registrant on closing.

     The source of the consideration used by Ksign stockholders to acquire their interest in the Registrant is the exchange of 100% of the outstanding securities of Ksign.

     The principal terms of the Agreement were:

          1. The acquisition of 100% of the outstanding securities of Ksign in exchange for 32,800,000 shares of the Registrant's common stock ("restricted securities"), as outlined in Exhibit A of the Agreement. At the closing, there will be no more than 47,600,000 post-agreement outstanding shares of common stock of the Registrant.

          2. The Registrant's Board of Directors will appoint three individuals designated by Ksign to assume open director seats to be filled upon the closing or earlier election of appointed directors.

          3. Prior to the completion of the Agreement, there will be no more than 14,800,000 issued and outstanding shares of the Registrant's common stock. Following completion of the Agreement, there will be no more than 47,600,000 outstanding shares of common stock.

     A copy of the Agreement including all material exhibits and related instruments accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference.

     (b)(i) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock prior to the closing of the Agreement, and the share holdings of the then members of management:

   NAME                   POSITIONS HELD                SHARES OWNED  PERCENTAGE
   ----                   --------------                ------------  ----------
Nix Co. Ltd.                                             24,177,533      17.6
Mun Su Han                CEO/President/Director          9,567,174       6.9
Jason Chung               CFO/Director                    2,000,000       1.5
Martin Lapedus            Secretary/Treasurer/Director      330,000       0.2

     (b)(ii) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock following the closing of the Agreement, and the share holdings of the new members of management:

   NAME                   POSITIONS HELD                SHARES OWNED  PERCENTAGE
   ----                   --------------                ------------  ----------
Ki-Yoong Hong             CEO/President/Director          67,767,300     14.2
Jiran Software Co., Ltd                                   28,500,000      6.0
Samsung Venture Fund
  No. 5                                                   25,333,650      5.3
Nix Co., Ltd.                                             24,177,533      5.1
Seoung Rag Choi           Director                        12,350,000      2.6
Hong-Kee Lee              Secretary/Treasurer/Director       332,500      0.1


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     (a)  See Item 1.

     The consideration exchanged under the Agreement was negotiated at "arms length," and the directors and executive officers of the Registrant used criteria used in similar uncompleted proposals involving the Registrant in comparison to those of Ksign; Ksign's present and past business operations; the future potential of Ksign; its management; and the potential benefit to the stockholders of the Registrant. The directors determined that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer or five percent or more stockholder of the Registrant had any direct or indirect interest in Ksign or were Ksign stockholders prior to the completion of the Agreement.

     (b) The Registrant is a successor to and intends to continue the business operations conducted and intended to be conducted by Ksign, consisting of providing PKI-based solutions for the advancement of internet security. In addition, with the endeavors poured into R&D of PKI solutions, it has also developed many applications from Extranet Access Management to Key Management Infrastructure to PKI-based Conditional Access System and to Secure Web and Application Transaction dealing with the usability and deployment aspects of PKI.

                                   MANAGEMENT
                                   ----------

Directors and Executive Officers
--------------------------------

The members of the Board of Directors of Ksign serve until the next annual meeting of the stockholders or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. The following are the directors and executive officers of Ksign:

    NAME                    POSITION                        HELD POSITION SINCE
    ----                    --------                        -------------------
Ki-Yoong Hong               CEO/President/Director                  2000
Seoung Rag Choi             Director                                1999
Hong Kee Lee                Secretary/Treasurer/Director            2002

Dr. Ki-Yoong Hong graduated from Cheon Nam National University, Korea in 1985 with the degree of Bachelor of Computer Science. He continued his studies at Chung-Ang University, Korea where he obtained his graduate degree of Masters of Computer Science. In 1996, Dr. Hong completed his Ph.D. of Computer Engineering at Ajou University, Korea. During the period 1985 to 2001, Dr. Hong was recognized with many awards for his works including the Chairman of National Intelligence Service (Korea) in 1996, Presidential Prize Winner, Republic of Korea (Korea) in 2000 and Digital eLeader Prize Winner, Digital Times (Korea) in 2001. Dr. Hong has been the CEO of KSign Co., Ltd. since 2000. Previously, Dr. Hong had been a director of Korea Information Security Agency from 1995 to 2000. During that period, Dr. Hong held additional role of being the chairman of 'IT System Security Subcommittee under Committee on Information Security Technology', as well as being invited to a member of committee of many other technology forums or institutes in Korea. From 1985 to 1995, Dr. Hong had served as a senior researcher at ETRI (Electronics and Telecommunications Research Institute), a famous national research institute in Korea (1985 to 1995). Due to his great achievements in studies and works of his career, he is regarded as one of the leading technical expert in security technology in Korea.

Mr. Seoung-Rag Choi attended Chungnam National University in Korea, where he obtained the degree of Bachelor of Computer Science in 1995, and Master of Computer Science in 2003. Mr. Choi has been the Chief Technology Officer and Vice President of KSign Co., Ltd. since the inception of the company in 1999. Prior to serving as CTO of KSign, he had been the Chief of Research Laboratory of JiranSoft, a leading software company in Korea, from 1996 to 1999. Mr. Choi has extensive experience in providing leadership in Research and Development projects in the field of security technology. He is a key technical leader of KSign, since he designed and developed most of the company's products and led many of the company's key Research and Development projects.

Mr. Hong-Kee Lee graduated from Ajou University in Korea with the degree of Bachelor of Computer Science in 1994. After graduation, Mr. Lee began his career at 'Samsung Advanced Institute of Technology' in Korea from 1994 to 2000 where he eventually became an assistant manager. In 2000, Mr. Lee transferred to Samsung Data System and was promoted to the position of manager. During his tenure at the Samsung companies, he was extensively involved in decisions regarding the investment funds in venture companies. In 2002, he became the Chief Financial Officer of KSign. Due to financial knowledge of analyzing and managing investments and ability to understand the technical side of the company's business, Mr. Lee plays a key role in management and strategic planning at KSign.


Item 3.  Bankruptcy or Receivership
         --------------------------

     None/Not Applicable


Item 4.  Changes in Registrant's Certifying Accoutnant
         ---------------------------------------------

     None/Not Applicable


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

     None/Not Applicable


Item 6.  Resignations of Registrant's Directors
         --------------------------------------

     Pursuant to the Registrant's Bylaws, the pre-Agreement directors and executive officers of the Registrant designated three individuals designated by Ksign and Ksign stockholders to serve on the Registrant's Board of Directors, until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations. On December 31, 2003, Mun Su Han and Jason Chung resigned from their positions with the Registrant and the post-Agreement directors as listed above assumed their duties and positions on January 1, 2004.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (a)  Financial Statements of Businesses Acquired.

          Attached hereto.

     (b)  Pro Forma Financial Information.

          Attached hereto.

     (c)  Exhibits.

     10.21   Corporate Combination Agreement


Item 8.  Change in Fiscal Year
         ---------------------

     None/Not Applicable


Item 9.  Regulation FD Disclosure
         ------------------------

     None/Not Applicable

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    WITNET INTERNATIONAL, INC.
                                                    --------------------------




Dated: November 29, 2004                            /s/ Seoung Rag Choi
       -----------------                            -----------------
                                                    Seoung Rag Choi,
                                                    President*


* At the time of the original filing of the 8K/A on March 16, 2004, Mr. Ki-Yoong Hong was President of the Registrant. As reported in the Registrant's 8K filed November 16, 2004, Mr. Hong resigned on November 15, 2004 and Mr. Choi was appointed as President.



        -----------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------


                                 KSIGN CO., LTD.
                                 ---------------

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2002 AND 2001




                                    CONTENTS
                                    --------

Independent Auditors' Report                                             1

Balance Sheets                                                           2

Statement of Operations                                                  3

Statement of Changes in                                                  4

Stockholders' Equity

Schedule of Expenses                                                     5

Statement of Cash Flows                                                  6

Notes to Financial Statements                                           7-12



        -----------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Stockholders of
KSIGN Co., Ltd.
---------------


     We have audited the balance sheets of KSIGN Co., Ltd. (the "Company") as at December 31, 2002 and 2001 and the statements of operations, changes in stockholders' equity and cash flows for the years then ended. The Financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and 2001, and the results of its operation, changes in its accumulated deficit and its cash flows for the years ended, in conformity with accounting principles generally accepted in the United States of America.


                              "SF PARTNERSHIP, LLP"

                              CHARTERED ACCOUNTANTS



Toronto, Canada
November 29, 2004

                                 KSIGN CO., LTD.
                                 ---------------
                                 Balance Sheets
                           December 31, 2002 and 2001


                                                  2002                2001
                                            ----------------    ----------------

                                     ASSETS

Current
     Cash and cash equivalents              $       590,457     $     1,841,762
     Accounts receivable                          3,126,729             916,672
     Inventory                                       90,404                   -
     Prepaid and sundry assets                       11,526              17,919
     Advances receivable (note 3)                    18,572              39,376
     Deferred tax (note 6)                           16,879               8,844
                                            ----------------    ----------------
                                                  3,854,567           2,824,573

Deposits                                            193,200             102,600
Equipment (note 4)                                  271,479             253,381
Investments (note 5)                                 39,480              72,200
Deferred Tax (note 6)                                50,638              26,533
                                            ----------------    ----------------

                                            $     4,409,364     $     3,279,287
                                            ================    ================


                                   LIABILITIES

Current
     Accounts payable                       $     1,390,912     $       509,852
     Income taxes payable (note 6)                   36,922              10,436
     Deferred government grant (note 7)                   -             106,400
                                            ----------------    ----------------
                                                  1,427,834             626,688

Accrued Severance Payable                           110,723              83,037
                                            ----------------    ----------------

                                                  1,538,557             709,725
                                            ----------------    ----------------


                              STOCKHOLDERS' EQUITY

Capital Stock (note 8)                            1,374,568           1,374,568
Paid in Capital                                   1,722,251           1,722,251
Accumulated Other Comprehensive
  Income (Loss)                                      65,491            (206,089)
Accumulated Deficit                                (291,503)           (321,168)
                                            ----------------    ----------------
                                                  2,870,807           2,569,562
                                            ----------------    ----------------


                                            $     4,409,364     $     3,279,287
                                            ================    ================



APPROVED ON BEHALF OF THE BOARD

       "KI-YOONG HONG"                                   "HONG-KEE LEE"
---------------------------------              ---------------------------------
            Director                                        Director

                                 KSIGN CO., LTD.
                                 ---------------
                             Statement of Operations
                     Years Ended December 31, 2002 and 2001

                                                  2002                2001
                                            ----------------    ----------------

Revenue                                     $     4,464,906     $     2,616,363

Cost of Sales                                     2,965,710           1,887,353
                                            ----------------    ----------------

Gross Profit                                      1,499,196             729,283

Expenses (page 5)                                 1,434,793             970,739
                                            ----------------    ----------------

Operating Income (Loss)                              64,403            (241,456)
                                            ----------------    ----------------

Other

     Interest income                                (34,341)            (52,774)

     Other expenses (income)                         15,700             (30,374)

     Loss on impairment of investment                38,880              81,900
                                            ----------------    ----------------

                                                     20,239              (1,248)
                                            ----------------    ----------------

Earnings (Loss) Before Income Taxes                  44,164            (240,208)
                                            ----------------    ----------------

     Current                                         41,901              16,842

     Deferred                                       (27,402)            (26,488)
                                            ----------------    ----------------

                                                     14,499              (9,646)
                                            ----------------    ----------------

Net Earnings (Loss)                         $        29,665     $      (230,562)
                                            ================    ================

Basic Earnings (Loss) per Share             $         0.009     $        (0.082)
                                            ================    ================

Basic Weighted Average Number of Shares     $     3,196,670     $     2,808,891
                                            ================    ================

                                 KSIGN CO., LTD.
                                 ---------------
                        Statement of Stockholders' Equity
                     Years Ended December 31, 2002 and 2001


                                                            Paid in
                                                          Capital in      Accumulated Other
                            Number of       Capital      excess of par   Comprehensive Income   Accumulated
                              Shares         Stock           Value             (Loss)             Deficit
                           ------------   ------------   -------------   --------------------   ------------

Balance, January 1, 2001       220,000    $   979,000    $    167,332    $          (118,621)   $   (90,606)

Retroactive adjustment       1,980,000              -               -                      -              -
for Sept. 20, 2001 10
to 1 stock split (note
8)

Common shares issued           996,670        395,568       1,554,919                      -              -

Foreign exchange on                  -              -               -                (87,468)             -
translation

Net Earnings (Loss)                  -              -               -                      -       (230,562)
                           ------------   ------------   -------------   --------------------   ------------

Balance, December 31,        3,196,670    $ 1,374,568    $  1,722,251    $          (206,089)   $  (321,168)
2001
                           ============   ============   =============   ====================   ============

Balance, January 1, 2002     3,196,670    $ 1,374,568    $  1,722,251    $          (206,089)   $  (321,168)

Foreign exchange on                  -              -               -                271,580              -
translation

Net Earnings (Loss)                  -              -               -                      -         29,665
                           ------------   ------------   -------------   --------------------   ------------

Balance, December 31,
2002                         3,196,670    $ 1,374,568    $  1,722,251    $            65,491    $  (291,503)
                           ============   ============   =============   ====================   ============

                                 KSIGN CO., LTD.
                                 ---------------
                              Schedule of Expenses
                     Years Ended December 31, 2002 and 2001


                                                  2002                2001
                                            ----------------    ----------------

Expenses

     Salaries and benefits                  $       616,010     $       433,663

     Research and Development                       289,256             164,263

     Advertising                                    106,439             119,271

     Rent                                            66,293              22,569

     Commission                                      55,974              11,624

     Entertainment                                   47,317              36,611

     Building maintenance                            41,389              13,827

     Bad debts                                       39,277               9,503

     Travel                                          29,318              38,597

     Taxes and dues                                  23,870              15,818

     Vehicle                                         14,556               4,232

     Insurance                                       13,076               4,154

     Office and general                              11,611              11,510

     Communications                                   7,453               8,165

     Freight                                          6,184               1,683

     Books and printing                               3,513              22,574

     Repairs and maintenance                            762              15,092

     Training                                             -               3,434

     Depreciation                                    62,495              34,149
                                            ----------------    ----------------

                                            $     1,434,793     $       970,739
                                            ================    ================

                                 KSIGN CO., LTD.
                                 ---------------
                             Statement of Cash Flows
                     Years Ended December 31, 2002 and 2001


                                                  2002                2001
                                            ----------------    ----------------

Cash Flows from Operating Activities
     Net earnings (loss)                    $        29,665     $      (230,562)
     Adjustments for working
       capital and non-cash items:
          Depreciation                               62,495              34,149
          Write-down of investments                  32,720              85,800
          Accounts receivable                    (2,210,057)           (855,052)
          Inventory                                 (90,404)                  -
          Prepaid and sundry assets                   6,393               7,747
          Advances receivable                        20,804              (4,268)
          Deferred tax                              (32,140)            (25,432)
          Accounts payable                          881,060             361,010
          Income taxes                               26,486              (4,842)
          Deposits                                  (90,600)            (22,336)
          Accrued severance payable                  27,686              83,037
          Foreign currency translation              271,580             (87,468)
                                            ----------------    ----------------

                                                 (1,064,312)           (658,217)
                                            ----------------    ----------------

Cash Flows from Investing Activities
     Acquisition of equipment                       (80,593)           (183,979)
                                            ----------------    ----------------

Cash Flows from Financing Activities
     Deferred government grant                     (106,400)            106,400
     Issuance of common stock                             -           1,950,487
                                            ----------------    ----------------
                                                   (106,400)          2,056,887
                                            ----------------    ----------------

Net (Decrease) Increase in Cash and
Cash Equivalents                                 (1,251,305)          1,214,691

Cash and Cash Equivalents -
beginning of year                                 1,841,762             627,071
                                            ----------------    ----------------

Cash and Cash Equivalents - end of
year                                        $       590,457     $     1,841,762
                                            ================    ================

                                 KSIGN CO., LTD.
                                 ---------------
                          Notes to Financial Statements
                           December 31, 2002 and 2001


1.   Operations and Business
----------------------------

KSIGN Co., Ltd. ("the Company"), a company operating in Seoul, Korea, was incorporated on November 12, 1999 under the laws of the Republic of Korea to develop and sell software relating to security service.

2.   Summary of Significant Accounting Policies
-----------------------------------------------

The accounting policies of the Company are in accordance with generally accepted accounting principles of the United States of America, and their basis of application is consistent. Outlined below are those policies considered particularly significant:

     a)   Basis of Financial Statement Presentation

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business.

     b)   Unit of Measurement

The US Dollar has been used as the unit of measurement in these financial statements.

     c)   Cash and Cash Equivalents

Cash includes currency, cheques issued by others, other currency equivalents, current deposits and passbook deposits. Cash equivalents includes securities and short-term money market instruments that can be easily converted into cash. The investments that mature within three months from the investment date, are also included as cash equivalents.

     d)   Inventories

Inventories are stated at the lower of cost or net realizable value, determined by deducting selling expenses from selling price.

The cost of inventories is determined by the specific identification method.

     e)   Investments

Investments in available-for-sale securities are being recorded in accordance with FAS-115 "Accounting for Certain Investments in Debt and Equity Securities". Equity securities that are not held principally for the purpose of selling in the near term are reported at fair market value with unrealized holding gains and losses excluded from earnings and reported as a separate component of stockholders' equity.

                                 KSIGN CO., LTD.
                                 ---------------
                          Notes to Financial Statements
                           December 31, 2002 and 2001


2.   Summary of Significant Accounting Policies (cont'd)
--------------------------------------------------------

     f)   Equipment

Equipment is stated at cost. Major renewals and betterments are capitalized and expenditures for repairs and maintenance are charged to expense as incurred. Depreciation is computed using the straight line method over 5 years.

     g)   Revenue Recognition

The Company generates revenues from product sales, licensing, customer services and technical support.

Revenues from products sales are recognized in accordance with Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements" ("SAB No. 101") when delivery has occurred provided there is persuasive evidence of an agreement, the fee is fixed or determinable and collection of the related receivable is probable. On going service and technical support contracts are negotiated separately at an additional fee.

Technology license revenues are recognized in accordance with SAB No. 101 at the time the technology and license is delivered to the customer, collection is probable, the fee is fixed and determinable, a persuasive evidence of an agreement exists, no significant obligation remains under the sale or licensing agreement and no significant customer acceptance requirements exist after delivery of the technology.

Revenues relating to customer services and technical support are recognized as the services are rendered ratably over the period of the related contract.

     h)   Currency Translation

The Company's functional currency is Korean won. Adjustments to translate those statements into U.S. dollars at the balance sheet date are recorded in other comprehensive income.

Foreign currency transactions of the Korean operation have been translated to Korean Won at the rate prevailing at the time of the transaction. Realized foreign exchange gains and losses have been charged to income in the year.

     i)   Financial Instruments

Fair values of cash equivalents, short-term and long-term investments and short-term debt approximate cost. The estimated fair values of other financial instruments, including debt, equity and risk management instruments, have been determined using market information and valuation methodologies, primarily discounted cash flow analysis. These estimates require considerable judgment in interpreting market data, and changes in assumptions or estimation methods could significantly affect the fair value estimates.

                                 KSIGN CO., LTD.
                                 ---------------
                          Notes to Financial Statements
                           December 31, 2002 and 2001


2.   Summary of Significant Accounting Policies (cont'd)
--------------------------------------------------------

     j)   Income Tax

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

     k)   Earnings or Loss per Share

The Company adopted FAS No.128, "Earnings per Share" which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the year. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

     l)   Concentration of Credit Risk

SFAS No. 105, "Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk or credit concentration. The Company maintains cash and cash equivalents with major Korean financial institutions.

The Company's provides credit to its clients in the normal course of its operations. It carries out, on a continuing basis, credit checks on its clients and maintains provisions for contingent credit losses which, once they materialize, are consistent with management's forecasts.

For other debts, the Company determines, on a continuing basis, the probable losses and sets up a provision for losses based on the estimated realizable value.

Concentration of credit risk arises when a group of clients having a similar characteristic such that their ability to meet their obligations is expected to be affected similarly by changes in economic of other conditions. The Company does not have any significant risk with respect to a single client.

                                 KSIGN CO., LTD.
                                 ---------------
                          Notes to Financial Statements
                           December 31, 2002 and 2001


2.   Summary of Significant Accounting Policies (cont'd)
--------------------------------------------------------

     m)   Use of Estimates

Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes to financial statements. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates, although management does not believe such changes will materially affect the financial statements in any individual year.

3.   Advances Receivable
------------------------

The advances to employees are non-interest bearing and are due on demand.

4.   Equipment
--------------

Equipment is comprised as follows:

                                   2002 Accumulated                    2001 Accumulated
                       Cost          Depreciation          Cost          Depreciation
                  --------------   ----------------   --------------   ----------------

Furniture and
fixtures          $     268,914    $       152,594    $     171,232    $        87,816

Machinery and
equipment               101,195             45,841           38,813             17,316

Software                250,495             72,284          186,274             20,733

Government
grant                   (78,406)                 -          (17,073)                 -
                  --------------   ----------------   --------------   ----------------

                  $     542,198    $       270,719    $     379,246    $       125,865
                  --------------   ----------------   --------------   ----------------

Net carrying
amount                             $       271,479                     $       253,381
                                   ----------------                    ----------------

                                 KSIGN CO., LTD.
                                 ---------------
                          Notes to Financial Statements
                           December 31, 2002 and 2001


5.   Investments
----------------

The investment is a 5.93% equity interest in an unrelated, non-public Korean company. The investment has been, written down to the net book value of the company as at the year-end date which approximates the fair value of the company.

6.   Income Taxes
-----------------

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". This Standard prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated. Corporate income tax rates applicable to the Company in the first three years of operations (2000 to 2002) are 12%. Starting in 2003, the income tax rates will be 16.5 percent of the first 100 million Korean Won ($84,000 US) of taxable income and 29.7 percent of the excess.

Under SFAS No. 109 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes. The Company has deferred income tax assets arising from research and development expenses. For accounting purposes, these amounts are expenses when incurred. Under Korean tax laws, these amounts are deferred and amortized on a straight-line basis over 5 years.

The Company has deferred income tax assets as follows:

                                              2002                2001
                                        ----------------    ----------------

Deferred income tax assets

  Research and development
    expenses amortized over 5
    years for tax purposes              $        67,517              35,377
                                        ================    ================

7.   Government Grants
----------------------

Government grants are recognized when received. The amounts recognized reduce the cost of the equipment and expenditures of specific projects in accordance with the related agreements. In 2002, $74,492 (2001 - $44,383) was applied against the cost of equipment and $79,926 (2001 - $157,217) was applied to reduce expenditures.

Grants received prior to the commencement of a project are deferred to match the related expenditures.

                                 KSIGN CO., LTD.
                                 ---------------
                          Notes to Financial Statements
                           December 31, 2002 and 2001


8.   Capital Stock
------------------

Authorized

     20,000,000 common shares, par value $0.43 per share

                                              2002                2001
                                        ----------------    ----------------

Issued
     3,196,670 common shares
      (3,196,670 in 2001)               $     1,374,568     $     1,374,568
                                        ------------------------------------

On September 20, 2001, the Company authorized a 10 to 1 stock split. The 2001 comparative share amounts have been retroactively adjusted to give effect to the stock split.

9.   Contingent Liabilities and Commitments
-------------------------------------------

The Company is committed to lease obligations for its offices expiring April 2004. Future minimum annual payments (exclusive of taxes, insurance and maintenance costs) under the lease are as follows:

                  2003                                 $    197,745
                  2004                                       65,915
                                                       -------------
                                                       $    263,660
                                                       -------------

10.  Subsequent Event
---------------------

In accordance with a Share Exchange Agreement dated October 5, 2003, the Company entered into a reverse-takeover transaction with Witnet International, Inc. ("Witnet"), a public Nevada corporation, whereby all the outstanding shares of the Company were exchanged for 32,800,000 shares of Witnet. As a result of the transaction, the shareholders of KSIGN Co., Ltd. will control 69% of Witnet. While Witnet is the legal parent, the Company, as a result of the reverse-takeover, became the parent company for accounting purposes.

           ==========================================================
                            KSIGN INTERNATIONAL, INC.
                      (FORMERLY WITNET INTERNATIONAL, INC.)
                      -------------------------------------

                             PRO-FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

                      NINE MONTHS ENDED SEPTEMBER 30, 2003

                                    UNAUDITED




                                    CONTENTS
                                    --------


Pro-Forma Consolidated Balance Sheet                                     1

Pro-Forma Consolidated Statement of                                      2
Stockholders' Equity

Pro-Forma Consolidated Statement of                                      3
Operations

Notes to Pro-Forma Consolidated Financial                               4-5
Statements

                            KSIGN INTERNATIONAL, INC.
                      (FORMERLY WITNET INTERNATIONAL, INC.)
                      -------------------------------------
                      Pro-Forma Consolidated Balance Sheet
                               September 30, 2003
                                    Unaudited


                                                                                                KSign
                                    Witnet                                                  International,         KSign
                                International,       KSign Co.                                   Inc.          International,
                                     Inc.               Ltd.                                  Pro-Forma             Inc.
                                September 30,      September 30,        Pro-Forma           September 30,       December 31,
                                     2003               2003           Adjustments               2003               2002
                               ----------------   ----------------   ----------------      ----------------   ----------------

     ASSETS

Current
     Cash and cash
      equivalents              $        16,296    $       596,054    $             -       $       612,350    $       695,877
     Accounts receivable                16,988          1,560,069                  -             1,577,057          3,232,860
     Inventory                               -            472,288                  -               472,288             90,404
     Prepaid and sundry
       assets                          135,610             16,876                  -               152,486            147,750
     Advances receivable                     -             15,147                  -                15,147             18,572
     Deferred tax                            -             22,877                  -                22,877             16,879
                               ----------------   ----------------   ----------------      ----------------   ----------------
                                       168,894          2,683,311                  -             2,852,205          4,202,342

Deposits                                 8,813            200,100                  -               208,913            218,398
Equipment                               30,418            376,137                  -               406,555            305,629
Investments                                  -             40,890                  -                40,890             39,480
Deferred Tax                                 -             68,632                  -                68,632             50,638
                               ----------------   ----------------   ----------------      ----------------   ----------------

                               $       208,125    $     3,369,070    $             -       $     3,577,195    $     4,816,487
                               ================   ================   ================      ================   ================


     LIABILITIES

Current
     Accounts payable          $       309,998    $       277,164    $             -       $       587,162    $     1,770,712
     Income taxes payable                    -                  -                  -                     -             36,922
     Advances from
       related company                  54,375                  -                  -                54,375             52,269
     Advances from shareholders
       and directors                   710,648                  -           (561,498) (2c)         149,150            532,054
     Bank loan                               -            870,000                  -               870,000                  -
     Loan payable                      150,000                  -                  -               150,000                  -
                               ----------------   ----------------   ----------------      ----------------   ----------------
                                     1,225,021          1,147,164           (561,498)            1,810,687          2,391,957

Accrued Severance Payable                    -             62,139                  -                62,139            110,723
Loan Payable                                 -                  -                  -                     -            150,000
                               ----------------   ----------------   ----------------      ----------------   ----------------
                                     1,225,021          1,209,303           (561,498)            1,872,826          2,652,680
                               ----------------   ----------------   ----------------      ----------------   ----------------


     STOCKHOLDERS' EQUITY

Capital Stock                           46,280          1,374,568         (1,374,568) (2b)          46,280             44,080
Paid in Capital                      4,826,534          1,722,251         (3,953,644) (2b)       2,595,141          2,226,150
Accumulated Other
Comprehensive Income
(Loss)                                 (10,690)           139,966             10,690  (2b)         139,966            185,080
Accumulated Deficit                 (5,879,020)        (1,077,018)         5,879,020  (2b)      (1,077,018)          (291,503)
                               ----------------   ----------------   ----------------      ----------------   ----------------
                                    (1,016,896)         2,159,767            561,498             1,704,369          2,163,807
                               ----------------   ----------------   ----------------      ----------------   ----------------

                               $       208,125    $     3,369,070    $             -       $     3,577,195    $     4,816,487
                               ================   ================   ================      ================   ================

                            KSIGN INTERNATIONAL, INC.
                      (FORMERLY WITNET INTERNATIONAL, INC.)
                      -------------------------------------
            Pro-Forma Consolidated Statement of Stockholders' Equity
                      Nine Months Ended September 30, 2003
                                    Unaudited


                       Witnet                                                   KSign              KSign
                   International,       KSign Co.                           International,     International,
                        Inc.               Ltd.                             Inc. Pro-Forma          Inc.
                    September 30,      September 30,       Pro-Forma         September 30,      December 31,
                        2003               2003           Adjustments            2003               2002
                  ----------------   ----------------   ----------------   ----------------   ----------------

Accumulated
Deficit -
beginning of
period            $    (4,047,520)   $      (291,503)   $     4,047,520    $      (291,503)   $      (321,167)

Net
Loss                   (1,831,500)          (785,515)         1,831,500           (785,515)            29,664
                  ----------------   ----------------   ----------------   ----------------   ----------------

Accumulated of
Deficit - end
of period         $    (5,879,020)   $    (1,077,018)   $     5,879,020    $    (1,077,018)   $      (291,503)
                  ================   ================   ================   ================   ================

                            KSIGN INTERNATIONAL, INC.
                      (FORMERLY WITNET INTERNATIONAL, INC.)
                      -------------------------------------
                 Pro-Forma Consolidated Statement of Operations
                      Nine Months Ended September 30, 2003
                                    Unaudited


                            Witnet                                                      KSign              KSign
                        International,       KSign Co.                              International,     International,
                             Inc.               Ltd.                                Inc. Pro-Forma          Inc.
                         September 30,      September 30,       Pro-Forma            September 30,      December 31,
                             2003               2003           Adjustments               2003               2002
                       ----------------   ----------------   ----------------      ----------------   ----------------

Revenue                $       130,061    $       809,377    $      (130,061) (2b) $       809,377    $     4,464,906

Cost of Sales                        -            528,354                  -               528,354          2,965,710
                       ----------------   ----------------   ----------------      ----------------   ----------------

Gross Profit                   130,061            281,023           (130,061)              281,023          1,499,196
                       ----------------   ----------------   ----------------      ----------------   ----------------

Expenses
     Salaries and
       benefits                106,612            521,720           (106,612) (2b)         521,720            616,010
     Research and
       development                   -            130,224                  -               130,224            289,256
     Depreciation               14,543             88,796            (14,543) (2b)          88,796             62,495
     Bad debts                       -                  -                  -                     -             39,277
     Freight                       226              1,338               (226) (2b)           1,338              6,184
     Travel                     35,461             37,105            (35,461) (2b)          37,105             29,318
     Rent                       15,666             54,637            (15,666) (2b)          54,637             66,293
     Professional
       fees                     89,499             25,370            (89,499) (2b)          25,370             55,974
     Advertising
       and promotion             1,309             96,198             (1,309) (2b)          96,198            153,756
     Office and
       general                   3,413             10,806             (3,413) (2b)          10,806             12,374
     Taxes and
       dues                          -             52,858                  -                42,858             23,870
     Consulting              1,652,934                  -         (1,652,934) (2b)               -                  -
                                10,776             17,674            (10,776) (2b)          17,674              7,453
Communications
     Vehicle                       228             10,017                (28) (2b)          10,017             14,556
     Insurance                   1,175             15,576             (1,175) (2b)          15,576             13,076
     Books and
       printing                    254              2,616               (254) (2b)           2,616              3,513
     Building
       maintenance                   -             25,025                  -                25,025             41,389
                       ----------------   ----------------   ----------------      ----------------   ----------------
                             1,932,096          1,079,960         (1,932,096)            1,079,960          1,434,794
                       ----------------   ----------------   ----------------      ----------------   ----------------

Operating (Loss)
Income                      (1,802,035)          (798,937)         1,802,035              (798,937)            64,402
                       ----------------   ----------------   ----------------      ----------------   ----------------

Other
     Interest
       income                   (1,833)           (25,007)             1,833 (2b)          (25,007)           (34,341)
     Other                      31,298             32,421           (31,298) (2b)           32,421             15,700
      expenses
     Loss on
       impairment of
       investment                    -                  -                  -                     -             38,880
     Debt
      forgiveness                    -                  -            561,498 (2b)          561,498                  -
                                     -                  -           (561,498)(2c)         (561,498)                 -
                       ----------------   ----------------   ----------------      ----------------   ----------------

                                29,465              7,414            (29,465)                7,414             20,239
                       ----------------   ----------------   ----------------      ----------------   ----------------

Net (Loss)
Earnings Before
Income Taxes                (1,831,500)          (806,351)         1,831,500              (806,351)            44,163
                       ----------------   ----------------   ----------------      ----------------   ----------------

     Current                         -                  -                  -                     -             41,901
     Deferred                        -            (20,836)                 -               (20,836)           (27,402)
                       ----------------   ----------------   ----------------      ----------------   ----------------
                                     -            (20,836)                 -               (20,836)            14,499
                       ----------------   ----------------   ----------------      ----------------   ----------------

Net (Loss)
Earnings               $    (1,831,500)   $      (785,515)   $     1,831,500       $      (785,515)   $        29,664
                       ================   ================   ================      ================   ================

                            KSIGN INTERNATIONAL, INC.
                      (FORMERLY WITNET INTERNATIONAL, INC.)
                      -------------------------------------
              Notes to Pro-Forma Consolidated Financial Statements
                               September 30, 2003


1.   Basis of Presentation
--------------------------

These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

     a) The reverse takeover at October 5, 2003 whereby Witnet International, Inc. ("WTNT"), (the legal parent), issued 32,800,000 common shares in return for all outstanding common shares of KSign Co., Ltd. ("KSign") a Korean company (the acquirer for accounting purposes). As a result of this transaction, the former shareholders of KSign received approximately 69% ownership of WTNT. While WTNT is the legal parent, KSign, as a result of the reverse takeover, became the parent company for accounting purposes.

     b) KSign maintains its books and records in Korean won. Balance sheet accounts are translated using closing exchange rates in effect at the balance sheet date. Income and expense accounts are translated using an average exchange rate prevailing during each reporting period. No representation is made that the Korean won could have been, or could be, converted into United States dollars at the rates on the respective dates and or at any other certain rates. Adjustments resulting from the translation are included in the accumulated other comprehensive income (loss) in stockholders' equity.

     c) Subsequent to the reverse takeover WTNT changed its name to KSign International, Inc.

The pro-forma consolidated financial statements are based on the balance sheets of the following:

     a)   WTNT as at September 30, 2003 (unaudited) and December 31, 2002
(audited).

     b) KSign as at September 30, 2003 (unaudited) and December 31, 2002 (audited).

The pro-forma consolidated financial statements include the statement of earnings for the following:

     a) WTNT for the nine months ended September 30, 2003 (unaudited) and the year ended December 31, 2002 (audited).

     b) KSign for the nine months ended September 30, 2003 (unaudited) and the year ended December 31, 2002 (audited).

The pro-forma consolidated balance sheet as at September 30, 2003 and December 31, 2002 gives effect to the transactions as at September 30, 2003 and the pro-forma statement of earnings for the nine months ended September 30, 2003 and year ended December 31, 2002 gives effect to the transactions as if they had taken place at the beginning of each period.

                            KSIGN INTERNATIONAL, INC.
                      (FORMERLY WITNET INTERNATIONAL, INC.)
                      -------------------------------------
              Notes to Pro-Forma Consolidated Financial Statements
                               September 30, 2003


1.   Basis of Presentation (cont'd)
-----------------------------------

The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.

2.   Pro-Forma Adjustments
--------------------------

To record the consolidation of WTNT with KSign including:

     a) Accounting for the merger of WTNT and KSign as the recapitalization of Ksign, with the net assets of WTNT brought forward at their historical basis. The intention of the management of KSign was to acquire WTNT as a shell company listed on Nasdaq. Management does not intend to pursue the business of WTNT. As such, accounting for the merger as the recapitalization of Ksign is deemed appropriate.

     b) Eliminating the pre-acquisition shareholders' equity of the WTNT at September 30, 2003 and December 31, 2002.

     c) Recording the forgiveness of debt owed by WTNT to one of its shareholders prior to the merger.

3.   Subsequent Events
----------------------

     a) On October 13, 2003 the company issued 10,300,000 common shares for professional services provided, consulting agreements and shareholder advances.

     b) In November 2003 the company issued 4,158,000 common shares to offset accounts payable owing to consultants.